SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

July 16, 2003

Date of Report (Date of Earliest Event Reported)

THE PEOPLES HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Mississippi	1-13253	64-0676974
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Identification Number)
of Incorporation)

209 Troy Street, Tupelo, Mississippi 38802-0709

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: (662)680-1001

ITEM 5: OTHER EVENTS AND REQUIRED FD DISCLOSURE.

At the close of business on July 16, 2003, The Peoples Holding Company issued a press release announcing second quarter earnings for 2003. The press release is filed as Exhibit 99.1 to this Form 8-K.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	The following exhibit is filed herewith:
99.1 Press Release, dated July 16, 2003, issued by The Peoples Holding Company

ITEM 9: REGULATION FD DISCLOSURE. (Information in this Item 9 is being furnished under Item 12)

The following information is being furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” pursuant to interim guidance issued by the Securities and Exchange Commission on March 27, 2003 in Release No. 33-8216: At the close of business on July 16, 2003, The Peoples Holding Company issued a press release announcing second quarter earnings for 2003. The press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEOPLES HOLDING COMPANY
Registrant

DATE: July 16, 2003	/s/ E. Robinson McGraw
E. Robinson McGraw
President & Chief Executive Officer

EXHIBIT INDEX
EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated July 16, 2003, issued by The Peoples Holding Company.